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                                                                 EXHIBIT 23.2(B)


INDEPENDENT AUDITOR'S CONSENT


We consent to the use in this Registration Statement of AEI Resources, Inc. on Form S-4 of our report dated April 3, 1998 (May 15, 1998 as to Note 6 and August 17, 1998 as to Note 16), appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Experts" in such Prospectus.


                                        /s/ Deloitte & Touche LLP

Louisville, Kentucky
February 12, 1999